SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 13, 2001


                    World Wide Wireless Communications, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


               4812                                   86-0887822
       (Commission File Number)           (I.R.S. Employer Identification No.)


       520 Third Street, Suite 101 Oakland, California                 94607
          (Address of Principal Executive Offices)                  (Zip Code)


                                  510-839-6100
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

         On November 1, 2001, WORLD WIDE WIRELESS COMMUNICATIONS, INC. issued the attached press release announcing the appointment of Michael J. Zwebner as Chief Executive Officer and as Chairman of its Board of Directors and similar positions in the company's subsidiaries. The Company also appointed Curt Orgill as its Chief Financial Officer. Reference is made to the press release, which is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Number                             Description

99.2 Press release announcing the appointment of Michael J. Zwebner as Chief Executive Officer, as Chairman of the Board of Directors and its subsidiaries. Curt Orgill was appointed as Chief Financial Officer.


SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORLD WIDE WIRELESS COMMUNICATIONS, INC.
                                                     (Registrant)

                                          By:  /s/ Michael J. Zwebner
                                             -----------------------------
Date:    November 10, 2001                       Authorized Signatory